UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 7, 2016
Date of Report (Date of earliest event reported)

NATURAL HEALTH TRENDS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274
(Address of principal executive offices, including zip code)

(310) 541-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
At the annual meeting of stockholders of Natural Health Trends Corp. (the “Company”) held on April 7, 2016 (the “2016 Annual Meeting”), the Company’s stockholders approved the Natural Health Trends Corp. 2016 Equity Incentive Plan (the “2016 Plan”). The Board of Directors of the Company adopted the 2016 Plan on March 1, 2016, subject to stockholder approval.

Under the 2016 Plan, up to 2,500,000 shares of the Company’s Common Stock (subject to adjustment under certain circumstances) may be issued pursuant to awards granted thereunder in the form of incentive stock options, non-statutory options, and other stock awards (including stock, stock units, stock appreciation rights, and other similar awards) to employees, officers, directors, contractors, consultants, and advisors of the Company.
The foregoing summary of the 2016 Plan is qualified in its entirety by reference to the detailed summary of the 2016 Plan set forth in the section entitled “Item 4 - Approval of the Natural Health Trends Corp. 2016 Equity Incentive Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 4, 2016, and to the full text of the 2016 Plan, a copy of which is deemed filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Reference is also made to the form of Restricted Stock Award Agreement deemed filed as Exhibit 10.2 to this Current Report on Form 8-K under which restricted stock awards may be made pursuant to the 2016 Plan (and is incorporated herein by reference).

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 7, 2016, the Company held its 2016 annual meeting of stockholders in Zürich, Switzerland. At the annual meeting, there were 11,692,437 shares entitled to vote, and 9,028,463 shares (77.21%) were represented at the meeting in person or by proxy.

At the annual meeting, George K. Broady, Yiu T. Chan, Kin Y. Chung, Randall A. Mason and Chris T. Sharng were elected directors by a plurality of the votes.

Also at the annual meeting, the Company’s stockholders voted to approve the material terms of the Company’s Annual Incentive Plan and 2014 Long-Term Incentive Plan for purposes of qualifying compensation paid pursuant to such plans for deductibility under Section 162(m) of the Internal Revenue Code; voted to approve the Company’s 2016 Equity Incentive Plan; and voted to ratify the appointment of Lane Gorman Trubitt, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2016. The following summarizes the vote results for these matters submitted to the Company’s stockholders for action at the annual meeting:

1.	The election of the following persons to serve as directors of the Company until the next annual meeting of stockholders:

Nominees	For	Withheld	Broker Non-Votes
George K. Broady	6,180,165	125,578	2,722,720
Yiu T. Chan	6,283,581	22,162	2,722,720
Kin Y. Chung	5,515,665	790,078	2,722,720
Randall A. Mason	6,260,736	45,007	2,722,720
Chris T. Sharng	6,181,191	124,552	2,722,720

2.
The proposal to approve the material terms of the Company’s Annual Incentive Plan for purposes of qualifying compensation paid pursuant to such plan for deductibility under Section 162(m) of the Internal Revenue Code:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,525,244	767,271	13,228	2,722,720

3.
The proposal to approve the material terms of the Company’s 2014 Long-Term Incentive Plan for purposes of qualifying compensation paid pursuant to such plan for deductibility under Section 162(m) of the Internal Revenue Code:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,522,107	769,800	13,836	2,722,720

4.	The proposal to approve the Company’s 2016 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,089,662	1,201,933	14,148	2,722,720

5.	The proposal to ratify the appointment of Lane Gorman Trubitt, PLLC as the Company’s independent registered public accounting firm for the year ended December 31, 2016:

Votes For	Votes Against	Abstentions
8,962,820	11,967	53,676

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Natural Health Trends Corp. 2016 Equity Incentive Plan (incorporated by reference to Appendix C of the Company’s definitive proxy statement filed on March 4, 2016)

10.2
Form of Restricted Stock Award Agreement under the Natural Health Trends Corp. 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company’s Annual Report on Form 10-K filed on March 4, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2016

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Natural Health Trends Corp. 2016 Equity Incentive Plan (incorporated by reference to Appendix C of the Company’s definitive proxy statement filed on March 4, 2016)
10.2
Form of Restricted Stock Award Agreement under the Natural Health Trends Corp. 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 of the Company’s Annual Report on Form 10-K filed on March 4, 2016)